For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES THIRD QUARTER 2023 EARNINGS

ABILENE, Texas, October 19, 2023 - First Financial Bankshares, Inc. (the “Company,” “we,” “us” or “our”) (NASDAQ: FFIN) today reported earnings of $49.56 million for the third quarter of 2023 compared to earnings of $50.87 million for the second quarter of 2023 and $59.34 million for the same quarter a year ago. Diluted earnings per share were $0.35 for the third quarter of 2023 compared with $0.36 for the second quarter of 2023 and $0.41 for the third quarter of 2022. During the third quarter of 2023, the Company repurchased 101,337 shares of its common stock at an average price of $26.99. Currently, the Company has 4.90 million shares remaining under the share repurchase authorization through July 31, 2024.

“Due to our strong liquidity, capital levels and some banks who don’t have the liquidity to serve their loan customers, we have had the ability to add good loan and deposit customers at favorable terms in the current environment,” said F. Scott Dueser, Chairman, CEO and President of First Financial Bankshares, Inc. “We are encouraged that deposit balances have remained fairly stable this year and we continue to have significant net new account growth. Moving forward, we will continue our disciplined approach of managing our balance sheet, reducing expenses and maximizing efficiencies. The monthly maturities off our bond and loan portfolios are providing us with the needed liquidity to grow loans which will improve our interest income as we go forward. As always, we appreciate the continued support of our customers, shareholders, and associates,” Dueser added.

Net interest income for the third quarter of 2023 was $94.15 million compared to $95.87 million in the second quarter of 2023 and $103.16 million for the third quarter of 2022. The net interest margin, on a taxable equivalent basis, was 3.22 percent for the third quarter of 2023 compared to 3.29 percent for the second quarter of 2023 and 3.38 percent in the third quarter of 2022. Average interest-earning assets were $11.96 billion for the third quarter of 2023 compared to $12.54 billion for the same quarter a year ago.

The Company recorded a provision for credit losses of $2.28 million for the third quarter of 2023 compared to a provision for credit losses of $3.22 million for the third quarter of 2022. At September 30, 2023, the allowance for credit losses totaled $89.71 million, or 1.28 percent of loans held-for-investment (“loans” hereafter), compared to $74.11 million at September 30, 2022, or 1.18 percent of loans. Additionally, the reserve for unfunded commitments totaled $7.90 million at September 30, 2023 compared to $10.88 million at September 30, 2022.

For the third quarter of 2023, net charge-offs totaled $648 thousand compared to net recoveries of $1.12 million for the third quarter of 2022. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.57 percent at September 30, 2023, compared to 0.39 percent at September 30, 2022. Classified loans totaled $179.11 million at September 30, 2023, compared to $143.72 million at September 30, 2022.

Noninterest income for the third quarter of 2023 was $28.07 million compared to $30.94 million for the third quarter of 2022, largely due to the following:

•
Debit card fees decreased by $546 thousand for the third quarter of 2023 compared to the same quarter a year ago. The decrease was due to the recognition of $988 thousand of volume incentive income in the third quarter of 2022 compared to $375 thousand in the third quarter of 2023.
•
Mortgage income declined to $3.44 million for the third quarter of 2023 compared to $4.07 million for the third quarter of 2022 due to lower overall origination volume and margins primarily because of the continued increase in mortgage interest rates.

•
Available-for-sale securities totaling $113.13 million with an average book yield of 3.53 percent were sold in the third quarter of 2023 resulting in a loss on sales of securities of $972 thousand compared to a gain on sales of securities of $334 thousand in the third quarter of 2022. The proceeds from the sales of these securities are being used to fund organic loan growth that is yielding around 8 percent, resulting in an anticipated earn back period of less than 6 months.
•
Recoveries of interest on previously charged-off or nonaccrual loans totaled $698 thousand for the third quarter of 2023 compared to $664 thousand for the third quarter of 2022.
•
Service charges on deposits increased to $6.51 million for the third quarter of 2023 compared with $6.40 million for the third quarter of 2022, driven by the growth in net new accounts.

Noninterest expense for the third quarter of 2023 totaled $59.54 million compared to $59.44 million for the third quarter of 2022, with the following variances:

•
Salary, commissions, and employee benefit costs decreased to $32.94 million for the third quarter of 2023, compared to $33.89 million in the third quarter of 2022 primarily resulting from a decrease of $583 thousand in profit sharing expense and $121 thousand in mortgage incentives.
•
Noninterest expenses, excluding salary related costs, increased $1.05 million for the third quarter of 2023 compared to the same period in 2022 largely due to an increase of $656 thousand in FDIC insurance fees and an increase of $403 thousand in legal and professional fees.

The Company’s efficiency ratio was 47.62 percent for the third quarter of 2023 compared to 43.10 percent for the third quarter of 2022. The increase was driven by the decrease in net interest income from the prior year.

As of September 30, 2023, consolidated total assets were $12.78 billion compared to $13.11 billion at September 30, 2022. Loans totaled $6.99 billion at September 30, 2023, compared with loans of $6.26 billion at September 30, 2022. During the third quarter of 2023, loans grew $217.14 million, or 12.71 percent annualized, when compared to June 30, 2023 balances. Deposits totaled $10.72 billion at September 30, 2023, compared to $11.14 billion at September 30, 2022.

Shareholders’ equity was $1.24 billion as of September 30, 2023, compared to $1.37 billion and $1.13 billion at June 30, 2023, and September 30, 2022, respectively, primarily as a result of changes in Other Comprehensive Income (“OCI”) due to interest rate changes over the past year. The unrealized loss on the securities portfolio, net of applicable tax, totaled $639.93 million at September 30, 2023, compared to an unrealized loss of $490.28 million at June 30, 2023 and $632.42 million at September 30, 2022.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its wholly-owned subsidiary, First Financial Bank, N.A., operates multiple banking regions with 80 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Lumberton, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust and Asset Management Company, N.A., with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices and the pandemic, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2023			2022
ASSETS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Cash and due from banks	$208,277	$255,018	$224,875	$293,286	$227,298
Interest-bearing demand deposits in banks	180,008	23,839	221,336	37,392	138,484
Investment securities	4,652,537	5,066,262	5,298,557	5,474,359	5,745,443
Loans, held-for-investment, excluding PPP Loans	6,994,574	6,777,429	6,576,060	6,441,699	6,255,286
PPP loans	122	141	155	169	202
Total loans, held-for-investment	6,994,696	6,777,570	6,576,215	6,441,868	6,255,488
Allowance for credit losses	(89,714)	(86,541)	(80,818)	(75,834)	(74,108)
Net loans, held-for-investment	6,904,982	6,691,029	6,495,397	6,366,034	6,181,380
Loans, held-for-sale	12,229	19,220	11,996	11,965	18,815
Premises and equipment, net	152,936	152,876	153,718	152,973	152,646
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	1,369	1,597	1,825	2,053	2,352
Other assets	351,599	302,115	286,801	322,523	330,445
Total assets	$12,777,418	$12,825,437	$13,007,986	$12,974,066	$13,110,344

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,477,553	$3,578,483	$3,890,991	$4,061,788	$4,200,792
Interest-bearing deposits	7,238,970	7,229,077	7,045,427	6,943,719	6,941,326
Total deposits	10,716,523	10,807,560	10,936,418	11,005,507	11,142,118
Borrowings	751,544	587,656	632,927	642,507	774,581
Trade date payable	2,500	-	-	-	-
Other liabilities	66,741	62,988	65,788	60,315	61,030
Shareholders' equity	1,240,110	1,367,233	1,372,853	1,265,737	1,132,615
Total liabilities and shareholders' equity	$12,777,418	$12,825,437	$13,007,986	$12,974,066	$13,110,344

	Quarter Ended
	2023			2022
INCOME STATEMENTS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Interest income	$135,351	$129,005	$121,508	$121,137	$112,728
Interest expense	41,202	33,139	25,222	17,100	9,572
Net interest income	94,149	95,866	96,286	104,037	103,156
Provision for credit losses	2,276	5,573	2,781	4,075	3,221
Net interest income after provision for credit losses	91,873	90,293	93,505	99,962	99,935
Noninterest income	28,070	29,947	28,007	28,524	30,943
Noninterest expense	59,539	57,613	57,256	57,778	59,442
Net income before income taxes	60,404	62,627	64,256	70,708	71,436
Income tax expense	10,848	11,754	11,688	12,040	12,095
Net income	$49,556	$50,873	$52,568	$58,668	$59,341

PER COMMON SHARE DATA
Net income - basic	$0.35	$0.36	$0.37	$0.41	$0.42
Net income - diluted	0.35	0.36	0.37	0.41	0.41
Cash dividends declared	0.18	0.18	0.17	0.17	0.17
Book value	8.69	9.58	9.62	8.87	7.94
Tangible book value	6.48	7.37	7.41	6.66	5.73
Market value	25.12	28.49	31.90	34.40	41.83
Shares outstanding - end of period	142,677,069	142,741,196	142,703,531	142,657,871	142,628,163
Average outstanding shares - basic	142,707,260	142,700,805	142,665,646	142,619,632	142,524,500
Average outstanding shares - diluted	143,149,373	143,087,555	143,066,011	143,071,538	143,126,088

PERFORMANCE RATIOS
Return on average assets	1.53%	1.58%	1.65%	1.76%	1.76%
Return on average equity	14.51	14.89	16.32	19.87	17.31
Return on average tangible equity	18.90	19.33	21.51	27.20	22.55
Net interest margin (tax equivalent)*	3.22	3.29	3.34	3.47	3.38
Efficiency ratio*	47.62	44.74	44.93	42.39	43.10
*Calculations have been adjusted to remove effect of TEFRA disallowance

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	Nine Months Ended
	Sept. 30,
INCOME STATEMENTS	2023	2022
Interest income	$385,864	$311,718
Interest expense	99,563	14,340
Net interest income	286,301	297,378
Provision for credit losses	10,631	13,353
Net interest income after provisions for credit losses	275,670	284,025
Noninterest income	86,025	103,141
Noninterest expense	174,407	177,000
Net income before income taxes	187,288	210,166
Income tax expense	34,291	34,359
Net income	$152,997	$175,807

PER COMMON SHARE DATA
Net income - basic	$1.07	$1.23
Net income - diluted	1.07	1.23
Cash dividends declared	0.53	0.49
Book value	8.69	7.94
Tangible book value	6.48	5.73
Market value	$25.12	$41.83
Shares outstanding - end of period	142,677,069	142,628,163
Average outstanding shares - basic	142,691,389	142,588,373
Average outstanding shares - diluted	143,042,858	143,246,768

PERFORMANCE RATIOS
Return on average assets	1.59%	1.77%
Return on average equity	15.22	15.88
Return on average tangible equity	19.88	20.20
Net interest margin (tax equivalent)*	3.28	3.30
Efficiency ratio*	45.75	42.94
*Calculation has been adjusted to remove effect of TEFRA disallowance

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
		2023		2022
ALLOWANCE FOR LOAN LOSSES	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Balance at beginning of period	$86,541	$80,818	$75,834	$74,108	$71,932
Loans charged-off	(1,080)	(1,118)	(288)	(1,225)	(293)
Loan recoveries	432	319	565	320	1,409
Net recoveries (charge-offs)	(648)	(799)	277	(905)	1,116
Provision for loan losses	3,821	6,522	4,707	2,631	1,060
Balance at end of period	$89,714	$86,541	$80,818	$75,834	$74,108

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$9,448	$10,397	$12,323	$10,879	$8,718
Provision for unfunded commitments	(1,545)	(949)	(1,926)	1,444	2,161
Balance at end of period	$7,903	$9,448	$10,397	$12,323	$10,879

Allowance for loan losses /
period-end loans held-for-investment	1.28%	1.28%	1.23%	1.18%	1.18%
Allowance for loan losses /
nonperforming loans	229.44	296.13	334.06	311.75	301.02
Net charge-offs (recoveries) / average total loans
(annualized)	0.04	0.05	(0.02)	0.06	(0.07)

	Quarter Ended
	2023			2022
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Commercial:
C&I	$1,108,118	$1,021,722	$954,531	$917,148	$871,133
PPP	122	141	155	169	202
Municipal	218,358	215,977	221,379	221,090	214,852
Total Commercial	1,326,598	1,237,840	1,176,065	1,138,407	1,086,187
Agricultural	81,876	82,032	77,017	76,947	76,937
Real Estate:
Construction & Development	929,570	915,221	921,190	959,426	938,051
Farm	341,052	335,644	307,706	306,322	268,139
Non-Owner Occupied CRE	828,900	811,347	737,117	732,089	717,738
Owner Occupied CRE	1,002,913	1,011,511	1,043,018	954,400	945,665
Residential	1,788,913	1,698,679	1,628,841	1,575,758	1,536,180
Total Real Estate	4,891,348	4,772,402	4,637,872	4,527,995	4,405,773
Consumer:
Auto	540,382	534,603	537,410	550,635	538,798
Non-Auto	154,492	150,693	147,851	147,884	147,793
Total Consumer	694,874	685,296	685,261	698,519	686,591

Total loans held-for-investment	$6,994,696	$6,777,570	$6,576,215	$6,441,868	$6,255,488

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$60,939	$66,960	$65,141	$49,382	$43,149
Substandard	118,166	108,179	91,915	101,316	100,568
Doubtful	-	-	-	-	-
Total classified loans	$179,105	$175,139	$157,056	$150,698	$143,717

NONPERFORMING ASSETS
Nonaccrual loans	$38,812	$28,672	$24,171	$24,325	$24,604
Accruing loans 90 days past due	289	552	22	-	15
Total nonperforming loans	39,101	29,224	24,193	24,325	24,619
Foreclosed assets	597	25	196	-	-
Total nonperforming assets	$39,698	$29,249	$24,389	$24,325	$24,619

As a % of loans held-for-investment and foreclosed assets	0.57%	0.43%	0.37%	0.38%	0.39%
As a % of end of period total assets	0.31	0.23	0.19	0.19	0.19

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2023			2022
CAPITAL RATIOS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Common equity Tier 1 capital ratio	18.35%	18.48%	18.68%	18.22%	18.03%
Tier 1 capital ratio	18.35	18.48	18.68	18.22	18.03
Total capital ratio	19.49	19.62	19.79	19.29	19.07
Tier 1 leverage ratio	12.00	11.81	11.53	10.96	10.79
Tangible common equity ratio	7.42	8.41	8.33	7.51	6.38
Equity/Assets ratio	9.71	10.66	10.55	9.76	8.64

	Quarter Ended
	2023			2022
NONINTEREST INCOME	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Trust fees	$10,050	$9,883	$9,845	$10,122	$10,314
Service charges on deposits	6,509	6,310	6,036	6,397	6,399
Debit card fees	5,041	6,720	4,936	5,899	5,587
Credit card fees	694	711	609	632	651
Gain on sale and fees on mortgage loans	3,442	3,534	2,974	2,904	4,070
Net gain (loss) on sale of available-for-sale securities	(972)	46	12	131	334
Net gain (loss) on sale of foreclosed assets	(10)	(1)	34	-	349
Net gain (loss) on sale of assets	696	-	930	(2)	526
Interest on loan recoveries	698	475	346	244	664
Other noninterest income	1,922	2,269	2,285	2,197	2,049
Total noninterest income	$28,070	$29,947	$28,007	$28,524	$30,943

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$32,755	$31,796	$31,431	$32,391	$33,129
Profit sharing expense	180	(30)	30	565	763
Net occupancy expense	3,565	3,423	3,430	3,350	3,440
Equipment expense	2,200	2,198	2,127	2,053	2,396
FDIC insurance premiums	1,573	1,417	1,654	1,021	917
Debit card expense	3,284	3,221	3,199	3,054	3,013
Legal, tax and professional fees	3,007	2,847	2,687	2,814	2,604
Audit fees	551	563	540	451	451
Printing, stationery and supplies	512	740	710	473	600
Amortization of intangible assets	228	228	228	299	306
Advertising, meals and public relations	1,622	1,789	1,475	1,646	1,692
Operational and other losses	959	856	931	982	869
Software amortization and expense	2,441	2,519	2,311	2,420	2,564
Other noninterest expense	6,662	6,046	6,503	6,259	6,698
Total noninterest expense	$59,539	$57,613	$57,256	$57,778	$59,442

TAX EQUIVALENT YIELD ADJUSTMENT *	$2,823	$2,950	$3,131	$3,751	$3,807
*Calculations have been adjusted to remove effect of TEFRA disallowance

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Nine Months Ended
	Sept. 30,
NONINTEREST INCOME	2023	2022
Trust fees	$29,778	$29,873
Service charges on deposits	18,855	18,143
Debit card fees	16,697	24,381
Credit card fees	2,014	1,953
Gain on sale and fees on mortgage loans	9,950	16,131
Net gain (loss) on sale of available-for-sale securities	(914)	2,013
Net gain on sale of foreclosed assets	23	1,451
Net gain on sale of assets	1,626	522
Interest on loan recoveries	1,519	2,596
Other noninterest income	6,477	6,078
Total noninterest income	$86,025	$103,141

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$95,982	$97,509
Profit sharing expense	180	3,668
Net occupancy expense	10,418	9,957
Equipment expense	6,525	6,999
FDIC insurance premiums	4,644	2,690
Debit card expense	9,704	9,177
Legal, tax and professional fees	8,541	8,074
Audit fees	1,654	1,352
Printing, stationery and supplies	1,962	1,641
Amortization of intangible assets	684	946
Advertising, meals and public relations	4,886	4,739
Operational and other losses	2,746	2,247
Software amortization and expense	7,271	7,543
Other noninterest expense	19,210	20,458
Total noninterest expense	$174,407	$177,000

TAX EQUIVALENT YIELD ADJUSTMENT *	$8,903	$11,671
*Calculations have been adjusted to remove effect of TEFRA disallowance

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Sept. 30, 2023			June 30, 2023
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,383	$35	5.79%	$2,242	$30	5.45%
Interest-bearing demand deposits in nonaffiliated banks	55,231	757	5.44	119,168	1,553	5.23
Taxable securities	3,429,290	19,425	2.27	3,589,381	20,032	2.23
Tax-exempt securities	1,578,660	11,085	2.81	1,653,418	11,799	2.85
Loans	6,894,064	106,872	6.15	6,683,276	98,541	5.91
Total interest-earning assets	11,959,628	$138,174	4.58%	12,047,485	$131,955	4.39%
Noninterest-earning assets	850,855			842,284
Total assets	$12,810,483			$12,889,769
Interest-bearing liabilities:
Deposits	$7,259,252	$36,165	1.98%	$7,037,677	$27,629	1.57%
Borrowings	621,188	5,037	3.22	715,071	5,510	3.09
Total interest-bearing liabilities	7,880,440	$41,202	2.07%	7,752,748	$33,139	1.71%
Noninterest-bearing deposits	3,509,809			3,704,143
Other noninterest-bearing liabilities	65,094			62,227
Shareholders' equity	1,355,140			1,370,651
Total liabilities and shareholders' equity	$12,810,483			$12,889,769

Net interest income and margin (tax equivalent)		$96,972	3.22%		$98,816	3.29%

	Three Months Ended			Three Months Ended
	Mar. 31, 2023			Dec. 31, 2022
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,507	$32	5.12%	$3,165	$36	4.57%
Interest-bearing demand deposits in nonaffiliated banks	143,542	1,618	4.57	160,200	1,579	3.91
Taxable securities	3,672,257	20,782	2.26	3,761,206	21,152	2.25
Tax-exempt securities	1,750,533	12,743	2.91	2,001,185	15,740	3.15
Loans	6,500,332	89,464	5.58	6,391,703	86,381	5.36
Total interest-earning assets	12,069,171	$124,639	4.19%	12,317,459	$124,888	4.02%
Noninterest-earning assets	863,342			891,972
Total assets	$12,932,513			$13,209,431
Interest-bearing liabilities:
Deposits	$7,080,518	$21,812	1.25%	$6,871,315	$13,123	0.76%
Borrowings	625,137	3,410	2.21	927,250	3,977	1.70
Total interest-bearing liabilities	7,705,655	$25,222	1.33%	7,798,565	$17,100	0.87%
Noninterest-bearing deposits	3,860,472			4,179,494
Other noninterest-bearing liabilities	60,028			60,085
Shareholders' equity	1,306,358			1,171,287
Total liabilities and shareholders' equity	$12,932,513			$13,209,431

Net interest income and margin (tax equivalent)*		$99,417	3.34%		$107,788	3.47%

	Three Months Ended
	Sept. 30, 2022
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$3,107	$19	2.49%
Interest-bearing demand deposits in nonaffiliated banks	248,929	1,413	2.25
Taxable securities	4,039,107	20,799	2.06
Tax-exempt securities	2,164,829	16,423	3.03
Loans	6,082,649	77,880	5.08
Total interest-earning assets	12,538,621	$116,534	3.69%
Noninterest-earning assets	833,980
Total assets	$13,372,601
Interest-bearing liabilities:
Deposits	$7,004,478	$8,787	0.50%
Borrowings	768,096	784	0.40
Total interest-bearing liabilities	7,772,574	$9,571	0.49%
Noninterest-bearing deposits	4,178,675
Other noninterest-bearing liabilities	61,320
Shareholders' equity	1,360,032
Total liabilities and shareholders' equity	$13,372,601

Net interest income and margin (tax equivalent)*		$106,963	3.38%

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Nine Months Ended			Nine Months Ended
	Sept. 30, 2023			Sept. 30, 2022
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,377	$97	5.45%	$1,870	$26	1.87%
Interest-bearing deposits in nonaffiliated banks	105,657	3,929	4.97	236,843	2,054	1.16
Taxable securities	3,562,753	60,240	2.25	4,123,562	57,772	1.87
Tax exempt securities	1,660,241	35,626	2.86	2,382,754	52,403	2.93
Loans	6,694,000	294,875	5.89	5,765,844	211,134	4.90
Total interest-earning assets	12,025,028	$394,767	4.39%	12,510,873	$323,389	3.46%
Noninterest-earning assets	852,113			801,828
Total assets	$12,877,141			$13,312,701
Interest-bearing liabilities:
Deposits	$7,126,471	$85,606	1.61%	$6,984,249	$13,124	0.25%
Borrowings	653,784	13,957	2.85	759,913	1,216	0.21
Total interest-bearing liabilities	7,780,255	$99,563	1.71%	7,744,162	$14,340	0.25%
Noninterest-bearing deposits	3,690,190			4,024,731
Other noninterest-bearing liabilities	62,468			63,919
Shareholders' equity	1,344,228			1,479,889
Total liabilities and shareholders' equity	$12,877,141			$13,312,701

Net interest income and margin (tax equivalent)*		$295,204	3.28%		$309,049	3.30%
*Calculations have been adjusted to remove effect of TEFRA disallowance